Exhibit 99.2




                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                     For the six months ended June 30, 2005




                                Table of Contents

           Income Statements..............................................    1
           Balance Sheets.................................................    2
           Second Quarter Transaction Summary.............................    3
           First Quarter Transaction Summary..............................    6
           Property Holdings..............................................    7
           Properties by Location.........................................   19
           Lease Rollover Schedules.......................................   20
           Mortgages and Notes Payable....................................   22
           Revenue by Tenant Industry.....................................   27
           Revenue by MSA.................................................   28
           Other Revenue Data.............................................   30

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                            Three Months Ended           Six Months Ended
                                                                                June 30,                      June 30,
                                                                           2005           2004           2005           2004
                                                                           ----           ----           ----           ----
Gross revenues:
   Rental                                                                $ 46,208       $ 34,693       $ 82,967       $ 65,309
   Advisory fees                                                            2,556            777          3,191          1,727
   Tenant reimbursements                                                    2,106          1,347          2,994          2,794
                                                                         --------       --------       --------       --------
           Total gross revenues                                            50,870         36,817         89,152         69,830


Expense applicable to revenues:
   Depreciation and amortization                                          (18,111)        (8,598)       (29,874)       (15,731)
   Property operating                                                      (4,919)        (2,229)        (7,565)        (4,451)
General and administrative                                                 (4,663)        (2,537)        (9,011)        (6,008)
Non-operating income                                                          206            640            892            756
Interest and amortization expense                                         (16,426)       (12,315)       (29,096)       (21,643)
Debt satisfaction gains, net                                                4,632             --          4,632             --
                                                                         --------       --------       --------       --------

 Income before (provision) benefit for income taxes, minority interests, equity in earnings of non-consolidated
     entities and discontinued operations                                  11,589         11,778         19,130         22,753
(Provision) benefit for income taxes                                         (595)           (67)        (1,467)
                                                                                                                            29
Minority interests                                                         (1,497)        (1,188)        (2,347)        (2,394)
Equity in earnings of non-consolidated entities                             1,334          1,717          2,759          3,521
                                                                         --------       --------       --------       --------
Income from continuing operations                                          11,455         11,712         19,475         22,413
                                                                         --------       --------       --------       --------

Discontinued operations, net of minority interest:
   Income from discontinued operations                                        769          1,056          1,562          2,329
   Impairment charges                                                        (592)          (478)          (623)        (2,212)
   Gains on sales of properties                                             4,317          2,327          5,061          4,065
                                                                         --------       --------       --------       --------
   Total discontinued operations                                            4,494          2,905          6,000          4,182
                                                                         --------       --------       --------       --------
Net income                                                                 15,949         14,617         25,475         26,595
Dividends attributable to preferred shares - Series B                      (1,590)        (1,590)        (3,180)        (3,180)
Dividends attributable to preferred shares - Series C                      (2,519)            --         (5,038)            --
                                                                         --------       --------       --------       --------
Net income allocable to common shareholders                              $ 11,840       $ 13,027       $ 17,257       $ 23,415
   Depreciation and amortization                                           17,995          9,109         29,784         16,860
   Minority interests - OP Units                                            1,394          1,180          2,251          2,109
   Amortization of leasing commissions                                        129            183            253            365
   Joint venture adjustment - depreciation                                  4,471          1,559          7,619          2,873
   Preferred share dividend - Series C                                      2,519             --          5,038             --
   Gains on sales of properties                                            (4,317)        (2,327)        (5,061)        (4,065)
                                                                         --------       --------       --------       --------
Funds from operations(2)                                                 $ 34,031       $ 22,731       $ 57,141       $ 41,557
                                                                         ========       ========       ========       ========

Rent below GAAP revenue(1)                                               $  1,290       $  1,218       $  1,349       $  1,749
                                                                         ========       ========       ========       ========
Per share/unit
   Basic net income                                                      $   0.24       $   0.27       $   0.35       $   0.52
   Diluted net income                                                    $   0.22       $   0.27       $   0.33       $   0.52
   Funds from operations(2)-basic                                        $   0.57       $   0.43       $   0.96       $   0.82
   Funds from operations(2)-diluted                                      $   0.57       $   0.43       $   0.96       $   0.82

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                                6/30/05                12/31/04
                                                                -------                --------

Real estate, at cost                                         $     1,899,774         $     1,407,872
Accumulated depreciation                                            (200,371)               (180,610)
Investment in joint ventures                                         159,387                 132,738
Properties held for sale - discontinued operations                    52,975                  13,216
Intangible assets, net                                               139,119                  54,736
Cash and cash equivalents                                             42,380                 146,957
Deferred expenses, net                                                13,316                   7,860
Rent receivable                                                        4,392                   4,123
Rent receivable - deferred                                            24,807                  23,923
Due from affiliates                                                       --                  45,800
Other assets                                                          48,470                  40,472
                                                         -------------------     -------------------
                                                             $     2,184,249         $     1,697,087
                                                         ===================     ===================

Mortgages and notes payable                                  $     1,220,834         $       765,144
Liabilities - discontinued operations                                 16,753                   1,688
Other liabilities                                                     22,531                  22,388
Prepaid rent                                                           6,548                   3,818
Minority interests                                                    57,413                  56,759
Shareholders' equity                                                 860,170                 847,290
                                                         -------------------     -------------------
                                                             $     2,184,249         $     1,697,087
                                                         ===================     ===================

Common shares                                                     49,301,514              48,621,273
Preferred shares - Series B                                        3,160,000               3,160,000
Preferred shares - Series C                                        3,100,000               2,700,000
Operating partnership units                                        5,374,499               5,408,699
                                                         -------------------     -------------------
                                                                  60,936,013              59,889,972
                                                         ===================     ===================



   1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
   2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


                                                LEXINGTON CORPORATE PROPERTIES TRUST
                                               2005 Second Quarter Transaction Summary



Acquisitions ($000's)                                                                            Average
                                                                  Property     Capitalized        Annual       Average      Lease
Tenants/Guarantors                        Location                Type            Costs          Rent net       Yield        Term
------------------                        --------                ----            -----          --------       -----        ----
Bank of America NT & SA(2)                Los Angeles, CA         Office      $    121,075    $     9,106         7.5%    06/12
Internet Security Systems, Inc.           Atlanta, GA             Office            76,606          5,676         7.4     05/13
Nissan Motor Acceptance Corp./Nissan
North America, Inc.(1)                    Irving, TX              Office            60,414          4,810         8.0     03/13
Experian Information Solutions,
  Inc./TRW Inc.                           Dallas, TX              Office            47,022          3,374         7.2     10/10
Capital One Services, Inc.(1) - 3 leases  Richmond, VA            Office            33,049          2,890         8.7     05/06 &
                                                                                                                          03/10
Chrysler Financial Company LLC(1)         Westlake, TX            Office            32,297          2,740         8.5     12/11
Dana Corporation                          Farmington Hills, MI    Office            29,258          2,319         7.9     10/21
Transocean, Inc.                                                                                                          08/09 &
  & Newpark Resources, Inc.               Houston, TX             Office            25,512          2,256         8.8     03/11
IKON Office Solutions, Inc.               Houston, TX             Office            26,765          2,251         8.4     01/13
Lucent Technologies, Inc. (1)             Raleigh, NC             Office            22,428          1,643         7.3     09/11
ASM Lithograph Holding NV                 Tempe, AZ               Office            21,014          1,841         8.7     06/13
John Wiley & Sons, Inc.                   Fishers, IN             Office            21,533          1,873         8.7     10/09
AT&T Wireless Services, Inc.                                                                                              08/10 &
  & Jordan Associates, Inc.(3)            Oklahoma City, OK       Office            21,524          1,698         7.9     12/08
Kerr-McGee Corporation                    Houston, TX             Office            19,264          1,627         8.4     07/14
PacifiCare Health Systems, Inc.           San Antonio, TX         Office            19,812          1,621         8.2     11/10
AT&T Wireless Services, Inc.              Harrisburg, PA          Office            15,103          1,449         9.6     11/08
The Dial Corporation                      Phoenix, AZ             Office            23,594          1,914         8.1     08/08
AmeriCredit Corporation                   Jacksonville, FL        Office            12,761          1,530        11.9     06/11
Metris Companies, Inc.                    Tulsa, OK               Office            13,115          1,307        10.0     01/10
Kraft Foods North America, Inc.                                                                                           01/12 &
  & PerkinElmer Instruments LLC           Atlanta, GA             Office            16,610          1,298         7.8     11/16
Alstom Power, Inc.                        Richmond, VA            Office            15,841          1,421         9.0     10/14
Travelers Express Company, Inc.           Lakewood, CO            Office            12,025            865         7.2     03/12
Allstate Insurance Company                Indianapolis, IN        Office            16,200          1,372         8.5     08/12
Gartner, Inc.                             Fort Meyers, FL         Office            13,559          1,052         7.8     01/13
Ingram Micro, Inc.                        Memphis, TN             Industrial        24,418          2,271         9.3     09/11
Dana Corporation                          Kalamazoo, MI           Industrial        23,603          1,954         8.3     10/21
EDS Information Services
LLC/Electronic Data Systems Corp. (1)     Des Moines, IA          Industrial        34,070          2,856         8.4     04/12
Dana Corporation                          5 locations - KY        Industrial        78,900          6,968         8.8     06/25
Morgan, Lewis & Bockius LLP(4)            Philadelphia, PA        Office            68,257          4,856         7.1     01/14
                                                                                  --------        -------         ---
                                                                              $    945,629    $    76,839         8.1%
                                                                                  ========        =======         ===


   (1) Lexington has a 30% interest in this property.
   (2) Lexington has a 25% interest in this property.
   (3) Lexington has a 40% interest in this property.
   (4) Lexington has an 80.5% interest in this property.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary



Dispositions ($000's)

Tenant/Guarantor                              Location              Property          Net Sale            Net
----------------                              --------              Type               Price           Book Value
                                                                    ----               -----           ----------

Haverty Furniture Company, Inc.
  & Offenbacher Aquatics                      Columbia, MD          Retail        $     11,599       $    6,617


Lease Extensions/New Leases ($000's)
                                                                                                            Extension
                                                                  Property        Previous     Extended     Rent Per
Tenant/Guarantor                              Location            Type            Term         Term         Annum
----------------                              --------            ----            ----         ----         -----
Toys "R" Us, Inc.                             Lynwood, WA         Retail          05/06        05/11        $   279
Toys "R" Us, Inc.                             Clackamas, OR       Retail          05/06        05/11        $   298
Toys "R" Us, Inc.                             Tulsa, OK           Retail          05/06        05/11        $   255
AGC Automotive Americas Co./AFG
  Industries, Inc.                            Hebron, KY          Office            --         08/12        $   159

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary




New Financings ($000's)

Tenants/Guarantors                        Location                    Amount         Rate          Maturity Date
------------------                        --------                    ------         ----          -------------
Bank of America NT & SA(2)                Los Angeles, CA         $     80,182      5.330%             05/13
Internet Security Systems, Inc.           Atlanta, GA                   45,238      5.268              05/13
Nissan Motor Acceptance Corp./
  Nissan North America, Inc.(1)           Irving, TX                    40,921      5.218              05/13
Experian Information Solutions,
  Inc./TRW Inc.                           Dallas, TX                    30,582      5.126              05/11
Capital One Services, Inc. (1)            Richmond, VA                  19,800      5.110              05/15
Chrysler Financial Company LLC(1)         Westlake, TX                  19,645      5.097              05/12
Dana Corporation                          Farmington Hills, MI          20,550      5.126              05/11
Transocean, Inc.
  & Newpark Resources, Inc.               Houston, TX                   16,977      5.160              05/15
IKON Office Solutions, Inc.               Houston, TX                   17,660      5.218              05/13
Lucent Technologies, Inc. (1)             Raleigh, NC                   12,900      4.947              05/12
ASM Lithograph Holding NV                 Tempe, AZ                     13,648      5.148              05/13
John Wiley & Sons, Inc.                   Fishers, IN                   13,182      5.160              05/15
AT&T Wireless Services, Inc.
  & Jordan Associates, Inc. (3)           Oklahoma City, OK             14,749      5.240              05/15
Kerr McGee Corporation                    Houston, TX                   13,254      5.210              05/15
PacifiCare Health Systems, Inc.           San Antonio, TX               13,071      5.340              05/15
AT&T Wireless Services, Inc.              Harrisburg, PA                 9,180      5.110              05/15
The Dial Corporation                      Phoenix, AZ                   14,170      5.268              05/13
AmeriCredit Corporation                   Jacksonville, FL               5,804      5.110              05/15
Metris Companies, Inc.                    Tulsa, OK                      7,688      5.060              05/15
Kraft Foods North America, Inc.
  & PerkinElmer Instruments LLC           Atlanta, GA                   11,325      5.260              05/15
Alstom Power, Inc.                        Richmond, VA                  10,608      5.310              05/15
Travelers Express Company, Inc.           Lakewood, CO                   8,694      5.097              05/12
Allstate Insurance Company                Indianapolis, IN               9,638      5.168              05/13
Gartner, Inc.                             Fort Meyers, FL                8,912      5.268              05/13
Ingram Micro, Inc.                        Memphis, TN                   17,827      5.247              05/12
Dana Corporation                          Kalamazoo, MI                 17,625      5.411              05/15
EDS Information Services LLC/
  Electronic Data Systems Corp. (1)       Des Moines, IA                22,761      5.147              05/12
Playboy Enterprises, Inc. &
  Sony Electronics, Inc.                  Los Angeles, CA               11,500      5.110              05/15
Cadence Design Systems                    Chelmsford, MA                 7,008      5.118              05/13
Principal Life Insurance Company          Clive, IA                      5,920      5.139              05/14
Minnesota Mining & Manufacturing
  Company                                 Wallingford, CT                3,453      4.926              05/11
Alstom Power, Inc.                        Knoxville, TN                  7,800      5.310              05/15
Hartford Fire Insurance Company           Southington, CT               13,780      5.018              05/13
Morgan, Lewis & Bockius LLP(4)            Philadelphia, PA              49,000      5.060              07/14
                                                                     ---------    -------
                                                                  $    615,052      5.193%
                                                                     =========    =======


   (1) Lexington has a 30% interest in this property.
   (2) Lexington has a 25% interest in this property.
   (3) Lexington has a 40% interest in this property.
   (4) Lexington has an 80.5% interest in this property.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 First Quarter Transaction Summary



Acquisitions ($000's)                                                                        Average
                                                               Property      Capitalized      Annual          Average    Lease
Tenant/Guarantor                         Location              Type             Costs        Rent net          Yield     Term
----------------                         --------              ----             -----        --------          -----     ----

Alstom Power, Inc.                       Knoxville, TN         Office       $   12,012      $   1,140          9.5%     10/14



Dispositions ($000's)

Tenant/Guarantor                         Location              Property          Net Sale            Net
----------------                         --------              Type               Price          Book Value
                                                               ----               -----          ----------

Wal-Mart, Inc.                           Gainesville, GA       Retail          $       3,089      $    2,564
Circuit City Stores, Inc.                Lynchburg, VA         Retail                    986             761
                                                                            ----------------    ------------
                                                                               $       4,075      $    3,325
                                                                            ================    ============

Lease Extensions ($000's)

Tenant/Guarantor                         Location              Property         Previous        Extended        Extension Rent
                                         --------              Type               Term            Term            Per Annum
                                                               ----               ----            ----            ---------

Ameritech Services, Inc.                 Columbus, OH          Industrial         05/05           05/15             $   138
Hartford Fire Insurance Company          Southington, CT       Office             12/05           12/12               1,570
Cadbury Adams (1) (3)                    Parsippany, NJ        Office             01/10           06/15               4,009


New Financings ($000's)

Tenant/Guarantor                         Location                 Amount          Rate          Maturity Date
----------------                         --------                 ------          ----          -------------
Spacelabs Medical, Inc.                  Issaquah, WA          $   32,800        5.00%              12/14
   (OSI Systems, Inc.) (2)               2 properties
Verizon Wireless (2)                     Wilmington, NC            13,000        5.19%              03/17
                                                               ----------        -----
                                                               $   45,800        5.05%
                                                               ==========        =====


   (1) Lexington has a 33 1/3% interest in this property.
   (2) Lexington has a 25% interest in this property.
   (3) Lease encompasses approximately 50% of gross leaseable area.


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                     06/30/05

---------------------------------------------------------------------------------------------------------------------
                                                                 YTD           YTD
                                                              Base Cash     Base GAAP                       Year
                                                               Revenue       Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)          ($000)        ($000)         Footage     Renovated
---------------------------------------------------------------------------------------------------------------------
Office
------

295 Chipeta Way                Northwest Pipeline Corp.        $   4,387     $  4,387         295,000       1982
Salt Lake City, UT

10001 Richmond Avenue          Baker Hughes, Inc.                  3,201        3,688         554,385    1976/1984
Houston, TX

3480 Stateview Blvd.           Wells Fargo Bank N.A. (13)          1,569        1,725         169,218       2004
Fort Mill, SC

33 Commercial Street           Invensys Systems, Inc.              1,622        1,622         164,689       1982
Foxboro, MA                    (Siebe, Inc.)

3476 Stateview Boulevard       Wells Fargo Home                    1,410        1,511         169,083       2002
Fort Mill, SC                  Mortgage (4) (5)

9950 Mayland Drive             Circuit City Stores, Inc.           1,430        1,396         288,562       1990
Richmond, VA

1415 Wyckoff Road              New Jersey Natural Gas Co.          1,292        1,292         157,511       1983
Wall Township,  NJ

6303 Barfield Road & 859       Internet Security Systems,          1,333        1,287         289,000       2003
Mount Vernon Hwy.              Inc.(24)
Atlanta, GA

2750 Monroe Boulevard          Quest Diagnostics, Inc.(2)          1,208        1,277         109,281    1985/2001
Valley Forge, PA

1301 California Circle         Artesyn North America, Inc.         1,447        1,274         100,026       1985
Milpitas, CA                   (Balfour Beatty plc)

700 Oakmont Lane               North American Van Lines, Inc.      1,181        1,258         269,715       1989
Westmont, IL                   (SIRVA, Inc.)(3)

70 Mechanic Street             Invensys Systems, Inc.              1,432        1,248         251,914    1965/1988
Foxboro, MA                    (Siebe, Inc.)

2211 South 47th Street         Avnet, Inc.                         1,276        1,234         176,402       1997
Phoenix, AZ

13651 McLearen Road            Boeing North American               1,333        1,233         159,664       1987
Herndon, VA                    Services, Inc.
                               (The Boeing Company)

5600 Broken Sound Blvd         Oce Printing Systems USA, Inc.      1,006        1,123         143,290    1983/2002
Boca Raton, FL

4200 RCA Boulevard             The Wackenhut Corp.(6)              1,090        1,083         114,518       1996
Palm Beach Gardens, FL

701 Brookfield Parkway         Verizon Wireless (7)                  984        1,033         192,884    2000/2001
Greenville, SC

19019 No. 59th Avenue          Honeywell, Inc.                     1,001          990         252,300       1985
Glendale, AZ

4201 Marsh Lane                Carlson Restaurants Worldwide,        902          988         130,000       2003
Carrollton, TX                 Inc. (16)


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                     06/30/05


---------------------------------------------------------------------------------------------------------------------
                                                                 YTD           YTD
                                                              Base Cash     Base GAAP                       Year
                                                               Revenue       Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)         ($000)         ($000)         Footage      Renovated
---------------------------------------------------------------------------------------------------------------------
12645 W. Airport Road            Baker Hughes, Inc.                 800           971         165,836       1997
Sugar Land, TX

26210 and 26220 Enterprise       Apria Healthcare Group,            848           896         100,012       2001
Court                            Inc.
Lake Forest, CA

2210 Enterprise Drive            Washington Mutual                  875           849         177,747       1998
Florence, SC                     Home Loan, Inc.

200 Executive Blvd. S            Hartford Fire Insurance Co.      1,083           812         153,364        1983
Southington, CT

1600 Eberhardt Road              Nextel of Texas                    692           779         108,800        2001
Temple, TX

2999 SW 6th St.                  Voice Stream PCS I LLC             668           776          77,484       2004
Redmond, OR                      (T-Mobile USA, Inc.)

9275 S.W. Peyton Lane            Hollywood Entertainment            734           766         122,853      1980/1998
Wilsonville, OR                  Corp.

160 Clairemont Avenue            Allied Holdings, Inc.              816           765         112,248       1983
Decatur, GA

27016 Media Center Drive         Playboy Enterprises, Inc.          639           628          63,049       2000
Los Angeles, CA                  Sony Electronics, Inc. (17)        127           136          20,203

1311 Broadfield Blvd.            Transocean, Inc.(25)               470           493         103,260       2000
Houston, TX                      Newpark Resources, Inc.(26)        253           246          52,731

601 & 701 Experian Pkwy.         TRW Inc. (Experian                 880           731         292,700       1981
Dallas, TX                       Information Solutions, Inc.)                                               1983

26555 Northwestern Highway       Federal-Mogul Corporation          579           709         187,163     1963/1965
Southfield, MI

10419 North 30th Street          Time Customer Service, Inc.        717           705         132,981       1986
Tampa, FL                        (Time, Inc.)

250 Rittenhouse Circle           Jones Apparel Group                633           693         255,019       1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.) (1)

400 Butler Farm Road             Nextel Communications of           644           651         100,632       1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

6455 State Hwy 303 NE            Nextel West Corporation            484           556          60,200       2001
Bremerton, WA

270 Billerica Road               Cadence Design Systems(14)         508           533         100,000       1985
Chelmsford, MA

10475 Crosspoint Blvd.           John Wiley & Sons, Inc.(31)        510           510         141,047       1999
Fishers, IN

27404 Drake Road                 Dana Corporation                   504           504         112,480       1999
Farmington Hills, MI

810-820 Gears Road               IKON Office Solutions,             472           488         157,790       2000
Houston, TX                      Inc.


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                     06/30/05


------------------------------------------------------------------------------------------------------------------------
                                                                  YTD            YTD
                                                               Base Cash      Base GAAP                        Year
                                                                Revenue        Revenue          Square     Constructed/
Property Location                   Tenant (Guarantor)          ($000)          ($000)          Footage      Renovated
------------------------------------------------------------------------------------------------------------------------

180 Rittenhouse Circle          Jones Apparel Group                 458             485          96,000        1998
Bristol, PA                     USA, Inc. (Jones Apparel
                                Group, Inc.)(10)

1409 Centerpoint Blvd           Alstom  Power, Inc. (19)(20)        412             479          84,404        2001
Knoxville, TN

16275 Technology Drive          Cymer, Inc.                         432             444          65,755        1989
San Diego, CA                   (Hewlett-Packard)

2800 Waterford Lake Dr.         Alstom Power, Inc.(28)              376             437          99,057        2000
Richmond, VA

2529 West Thorns Drive          Baker Hughes, Inc.                  328             423          65,500      1981/1999
Houston, TX

12000 Tech Center Drive         Kelsey-Hayes Company                381             412          80,230        1988
Livonia, MI

2401 Cherahala Boulevard        Advance PCS, Inc.                   393             411          59,748        2002
Knoxville, TN

15501 North Dial Blvd.          The Dial Corporation                301             410         129,689        1998
Phoenix, AZ

8555 South River Pkwy.          ASM Lithography Holding             462             402          95,133        1998
Tempe, AZ                       NV

1275 NW 128th Street            Principal Life Insurance            391             396          61,180        2003
Clive, IA                       Company(12)

13430 N. Black Canyon Freeway   Bull HN Information                 562             377         137,058      1985/1994
Phoenix, AZ                     Systems, Inc.

421 Butler Farm Road            Nextel Communications of            361             360          56,515        2000
Hampton, VA                     the Mid-Atlantic, Inc.
                                (Nextel Finance Company)

16676 Northchase Dr.            Kerr-McGee Corporation              332             352         101,111        2003
Houston, TX

6200 Northwest Pkwy.            PacifiCare Health Systems,          319             351         142,500        2000
San Antonio, TX                 Inc.

4000 Johns Creek Pkwy.          Kraft Foods N.A., Inc.(27)          286             300          73,264        2001
Atlanta, GA                     PerkinElmer Instruments              45              50          13,955
                                LLC

5757 Decatur Blvd.              Allstate Insurance Company(29)      270             334          84,200        2002
Indianapolis, IN                Holladay Property Services(30)       16              16           5,756


2550 Interstate Dr.             AT&T Wireless Services,             304             314          81,859        1998
Harrisburg, PA                  Inc.

100 Barnes Road                 Minnesota Mining and                280             303          44,400      1978/1985
Wallingford, CT                 Manufacturing Company


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                      6/30/05

------------------------------------------------------------------------------------------------------------------------
                                                               YTD            YTD
                                                            Base Cash      Base GAAP                         Year
                                                             Revenue        Revenue           Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
------------------------------------------------------------------------------------------------------------------------

4848 129th East Ave.            Metris Companies, Inc.           283             283         101,100         2000
Tulsa, OK

2310 Village Square Pkwy.       AmeriCredit Corporation          307             271          85,000         2001
Jacksonville, FL

1440 East 15th Street           Cox Communications, Inc.         214             228          28,591         1988
Tucson, AZ

12600 Gateway Blvd.             Gartner, Inc.                    212             228          62,400         1997
Fort Meyers, FL

250 Turnpike Road               Honeywell Consumer               216             216          57,698         1984
Southborough, MA                Products

3940 South Teller St.           Travelers Express                236             190          68,165         2002
Lakewood, CO                    Company, Inc.(18)

1701 Market Street              Morgan Lewis & Bockius            54              54         322,317         1957
Philadelphia, PA                LLP(21)(22)

2300 Litton Lane                AGC Automotive Americas           --              40          81,744         1987
Hebron, KY                      Company(23)

3615 North 27th Avenue          VACANT                            --              --         179,280      1960/1979
Phoenix, AZ

1600 Viceroy Drive              VACANT                            --              --         249,452         1986
Dallas, TX

                                ------------------------------------------------------------------------
                                Subtotal                   $  51,271        $ 52,411       9,598,102
                                ------------------------------------------------------------------------

Industrial
----------

541 Perkins Jones Road          Kmart Corp.                $   4,680        $  4,466       1,700,000         1982
Warren, OH

19500 Bulverde Road             Harcourt Brace                 1,514           1,715         559,258         2001
San Antonio, TX

2425 Highway 77 North           James Hardie Building          1,700           1,700         425,816      1996/1997
Waxahachie, TX                  Products, Inc. (James
                                Hardie Industries NV)

3501 West Avenue H              Michaels Stores, Inc.          1,619           1,652         762,775      1998/2002
Lancaster, CA

9110 Grogans Mill Road          Baker Hughes, Inc.             1,029           1,533         275,750         1992
Houston, TX

8305 SE 58th Avenue             Associated Grocers of          1,033           1,119         668,034         1976
Ocala, FL                       Florida, Inc.

159 Farley Drive                Harbor Freight Tools             821             960         474,473         2001
Dillon, SC                      (Central Purchasing,
                                Inc.)

6345 Brackbill Boulevard        Exel Logistics, Inc.           1,018             926         507,000      1985/1991
Mechanicsburg, PA               (NFC plc)


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD             YTD
                                                            Base Cash       Base GAAP                        Year
                                                             Revenue         Revenue          Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
-----------------------------------------------------------------------------------------------------------------------

590 Ecology Lane                Owens Corning                   810               810         193,891        2001
Chester, SC

431 Smith Lane                  Kirkland's, Inc. (11)           706               706         771,127        2004
Jackson, TN

4425 Purks Road                 Lear Technologies LLC           703               683         183,717     1989/1998
Auburn Hills, MI                (Lear Corporation)
                                (General Motors Corp.)

6 Doughten Road                 Exel Logistics, Inc.            743               674         330,000        1989
New Kingston, PA                (NFC plc)

6500 Adelaide Court             Anda Pharmaceuticals, Inc.      612               603         354,676        2002
Groveport, OH                   (Andrx Corporation)

7500 Chavenelle Road            The McGraw-Hill                 515               582         330,988        2002
Dubuque, IA                     Companies, Inc.

12025 Tech Center Drive         Kelsey-Hayes Company            525               569         100,000     1987/1988
Livonia, MI

250 Swathmore Avenue            Steelcase, Inc. (15)            512               543         244,851        2002
High Point, NC

Moody Commuter & Tech Park      TNT Logistics North             527               527         595,346        2004
Moody, AL                       America, Inc. (TPG
                                N.V.)

3102 Queen Palm Drive           Time Customer Service,          500               504         229,605        1986
Tampa, FL                       Inc. (Time, Inc.)

2280 Northeast Drive            Ryder Integrated                499               502         276,480     1996/1997
Waterloo, IA                    Logistics, Inc.
                                (Ryder Systems, Inc.)

245 Salem Church Road           Exel Logistics, Inc.            551               500         252,000        1985
Mechanicsburg, PA               (NFC plc)

200 Arrowhead Drive             Owens Corning                   514               492         400,522        1999
Hebron, OH

3820 Micro Drive                Ingram Micro Inc.               441               492         701,819        1997
Memphis, TN

3600 Southgate Drive            Sygma Network, Inc.             467               467         149,500        2000
Danville, IL

46600 Port Street               Johnson Controls, Inc.          461               461         134,160        1996
Plymouth, MI

6938 Elm Valley Dr.             Dana Corporation                400               423         150,945        1999
Kalamazoo, MI

1133 Poplar Creek Road          Corporate Express Office        392               405         196,946        1998
Henderson, NC                   Products, Inc.
                                (Buhrmann, N.V.)

450 Stern Street                Johnson Controls, Inc.          349               349         111,160        1996
Oberlin, OH


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
Property Location                Tenant (Guarantor)           ($000)          ($000)           Footage     Renovated
-----------------------------------------------------------------------------------------------------------------------

34 East Main Street          Exel Logistics, Inc.                360              327         179,200         1981
New Kingston, PA

7670 Hacks Cross Road        Dana Corporation                    302              316         168,104        1989
Olive Branch, MS

191 Arrowhead Drive          Owens Corning                       315              313         250,410         2000
Hebron, OH

904 Industrial Road          Tenneco Automotive                  290              300         195,640      1968/1972
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)

109 Stevens Street           Unisource Worldwide, Inc.           286              294         168,800      1958/1969
Jacksonville, FL

128 Crews Drive              Stone Container Corporation         271              285         185,961      1968/1998
Columbia, SC

222 Tappan Drive North       The Gerstenslager                   281              278         296,720        1970
Mansfield, OH                Company(32)
                             (Worthington Industries)

1700 47th Avenue North       Owens Corning                       272              272          18,620        2003
Minneapolis, MN

7150 Exchequer Drive         Corporate Express Office            207              208          79,086        1998
Baton Rouge, LA              Products, Inc.
                             (Buhrmann, N.V.)

324 Industrial Park Road     SKF USA, Inc.                       181              181          72,868        1996
Franklin, NC

187 Spicer Drive             Dana Corporation                    173              170         148,000      1983/1985
Gordonsville, TN

300 McCormick Road           Ameritech Services, Inc. (9)        117              102          20,000        1990
Columbus, OH

3350 Miac Cove Road          Mimeo.com, Inc. (8)                  96               85         141,359        1987
Memphis, TN

1601 Pratt Avenue            Tenneco Automotive                   83               82          53,600        1979
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)

750 N. Black Branch Road     Dana Corporation(33)                 --               --         539,592      1995/2001
Elizabethtown, KY

730 N. Black Branch Road     Dana Corporation(33)                 --               --         167,770        2001
Elizabethtown, KY

301 Bill Byran Road          Dana Corporation(33)                 --               --         410,844     1987/1997/
Hopkinsville, KY                                                                                             2000

4010 Airpark Drive           Dana Corporation(33)                 --               --         162,468      1998/2000
Owensboro, KY


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage    Renovated
-----------------------------------------------------------------------------------------------------------------------

10000 Business Boulevard     Dana Corporation(33)                --                --         336,350        1988
Dry Ridge, KY

                             ----------------------------------------------------------------------------
                             Subtotal                      $  26,875         $ 27,576       14,676,231
                             ----------------------------------------------------------------------------

Retail
------

2655 Shasta Way              Fred Meyer, Inc.              $     505         $    505         178,204        1986
Klamath Falls, OR

Fort Street Mall, King       Liberty House, Inc.                 481              486          85,610        1980
Street
Honolulu, HI

150 N.E. 20th Street         Fred Meyer, Inc.                    413              413         118,179        1986
Newport, OR

35400 Cowan Road             Sam's Real Estate                   376              376         102,826      1987/1997
Westland, MI                 Business Trust

12235 N. Cave Creek          Bally's Health & Tennis             421              357          36,556        1988
Phoenix, AZ                  Corporation

4733 Hills & Dales Road      Scandinavian Health Spa, Inc.       365              343          37,214        1987
Canton, OH                   (Bally Total Fitness
                             Corp.)

1160 White Horse Road        Physical Fitness Centers of         410              336          31,750        1987
Voorhees, NJ                 Philadelphia,  Inc.
                             (Bally Total Fitness
                             Corp.)

5917 S. La Grange Road       Bally Total Fitness Corp.           330              257          25,250        1987
Countryside, IL

4831 Whipple Avenue, N.W.    Best Buy Co., Inc.                  233              233          46,350        1995
Canton, OH

3711 Gateway Drive           Kohl's Dept. Stores, Inc.           228              231          76,164        1994
Eau Claire, WI

12535 S.E. 82nd Avenue       Toys "R" Us, Inc.                   216              212          42,842        1981
Clackamas, OR

399 Peach Wood Centre Dr.    Best Buy Co., Inc.                  198              198          45,800        1996
Spartanburg, SC

18601 Alder Wood Mall        Toys "R" Us, Inc.                   199              196          43,105        1981
Boulevard
Lynwood, WA

6910 S. Memorial Highway     Toys "R" Us, Inc.                   182              179          43,123        1981
Tulsa, OK


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                                 Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage    Renovated
-----------------------------------------------------------------------------------------------------------------------

24100 Laguna Hills Mall      Federated Department                338              175         160,000        1974
Laguna Hills, CA             Stores, Inc.

9580 Livingston Road         GFS Realty, Inc.                    102              140         107,337        1976
Oxon Hill, MD                (Giant Food, Inc.)

121 South Center Street      Greyhound Lines, Inc.               105              105          17,000        1968
Stockton, CA

2401 Wooton Parkway          GFS Realty, Inc.                     76               76          51,682        1977
Rockville, MD                (Giant Food, Inc.)

                             ----------------------------------------------------------------------------
                             Subtotal                      $   5,178         $  4,818       1,248,992
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                             Grand Total                   $  83,324         $ 84,805      25,523,325
                             ----------------------------------------------------------------------------


(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)  Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)  Expense stop on this property is $820.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $517. There is a second tenant at this property encompassing approximately 18,000 square feet.
(7)  Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9)  Tenant can cancel lease on 6/1/10 with 6 months notice and a payment of
     $102
(10) Tenant can cancel lease on 7/31/08 with 12 months notice and a payment of $2,095.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.
(13) Expense stop in this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant can cancel the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.
(16) Tenant can cancel lease after 12/22/13 with twelve months notice plus payment equal to one year rent plus unamortized deal costs.
(17) Tenant can cancel lease after 9/1/07 with 180 days notice and payment of 2 months rent plus unamortized tenant improvements and commissions.
(18) Tenant can cancel lease on 3/31/08 with 12 months notice and a payment of $1,041.
(19) Expense stop on this property is $481.
(20) Tenant can cancel lease on 6/30/12 with 12 months notice and a payment of approximately $1,100.
(21) The Company has an 80.5% economic interest in this property.
(22) Included in square footage is 10,426 of retail space leased to three tenants and 2,842 of vacant space.
(23) Tenant leases 21,500 square feet.
(24) Expense stop on this property is $804 per annum.
(25) Expense stop on this property for tenant is $7.89 per square foot.
(26) Expense stop on this property for tenant is $6.50 per square foot.
(27) Expense stop on this property for tenant is $4.35 per square foot.
(28) Expense stop on this property is $593 per annum.
(29) Expense stop on this property for tenant is $2.75 per square foot.
(30) Expense stop on this property for tenant is $2.50 per square foot.
(31) Expense stop on this property is $501 per annum.
(32) The tenant lease expired 5/31/05 and the property is currently vacant.
(33) These properties were acquired on June 30, 2005.

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

                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage     /Renovated
-----------------------------------------------------------------------------------------------------------------------

Office
------
389-399 Interpace Highway    Aventis Pharmaceuticals, Inc  $   4,410         $  4,244          340,240       2000
Morris Corporate Center IV   (Pharma Holdings GmbH)(A)
Parsippany, NJ

17 Technology Circle         Blue Cross Blue Shield            3,688            3,465          456,304     1999/2001
Columbia, SC                 of South Carolina Inc.(B)

100 Wood Hollow Drive        Greenpoint Mortgage               2,197            2,432          124,600       2001
Novato, CA                   Funding, Inc. (E)(F)

6555 Sierra Drive            True North Communications         2,193            2,125          247,254       1999
Irving, TX                   Inc.(A)

5200 Metcalf Avenue          Employers Reinsurance             1,979            1,979          320,198    1980/1990/
Overland Park, KS            Corporation(H)                                                                  2003

101 East Erie Building       Foote, Cone & Belding             1,981            1,921          203,376       1986
Chicago, IL                  (Interpublic Group of
                               Companies, Inc.) (E)
                             Higgins Development Partners(E)      54               54           19,089       1986
                             VACANT(E)                                             --            2,100       1986

275 South Valencia Ave.      Bank of America NT & SA (H)       1,641            1,967          637,503       1983
Los Angeles, CA

27027 Tourney Road           Specialty Laboratories, Inc.(E)   1,781            1,781          187,262       2004
Santa Clarita, CA

15375 Memorial Drive         Vastar Resources, Inc.(A)         1,718            1,718          327,325       1985
Houston, TX

10300 Kincaid Drive          Bank One Indiana, N.A.(A)(D)      1,691            1,644          193,000       1999
Fishers, IN

10300 Town Park Drive        Veritas DGC, Inc. (E)             1,387            1,624          218,641       2000
Houston, TX

600 International Parkway    First USA Management              1,461            1,460          125,155       1997
Lake Mary, FL                Services, Inc.(A)(C)

550 International Parkway    First USA Management              1,410            1,410          125,920       1999
Lake Mary, FL                Services, Inc.(A)(C)

10940 White Rock Road        Progressive Casualty Insurance    1,323            1,402          158,582       2002
10929 Disk Drive             Company(E)
Rancho Cordova, CA

2000 Eastman Drive           Structural Dynamic                1,376            1,395          212,836       1991
Milford, OH                  Research Corp.(A)

3701 Corporate Drive         Motorola, Inc.(A) (J)             1,357            1,357          119,829       2001
Farmington Hills, MI

1401 & 1501 Nolan Ryan       Siemens Dematic Postal            1,192            1,267          233,783       2003
Parkway                      Automation, L.P. (H)
Arlington, TX


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Holdings
                                                      6/30/05

-----------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                        Year
                                                             Revenue          Revenue        Square        Constructed/
Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
-----------------------------------------------------------------------------------------------------------------------

9201 East Dry Creek Road     The Shaw Group, Inc. (E)(K)       1,016            1,253          128,500      2001/2002
Centennial, CO

8900 Freeport Pkwy.          Nissan Motor Acceptance             959            1,042          268,445        2002
Irving, TX                   Corporation/ (Nissan North
                             America, Inc.)(E

1475 Dunwoody Drive          ING USA Annuity and Life            966            1,019          125,000      1998/1999
West Chester, PA             Insurance Company (E)

13775 McLearen Road          Equant N.V. (E) (G)                 902            1,006          125,293     1984/1988/
Herndon, VA                                                                                                   1992

14040 Park Center Road       NEC America, Inc.(A)                954            1,000          108,000        1987
Herndon, VA

70 Valley Stream Parkway     IKON Office Solutions, Inc(E)(I)    962              997          106,855        1987
Malvern, PA

5150 220th Avenue South      Spacelabs Medical, Inc              933              974          106,944        1992
Issaquah, WA                 (OSI Systems, Inc.)(H)

9201 Stateline               Employers Reinsurance               930              930          166,641     1963/1985/
Kansas City, MO              Corporation(H)                                                                   2003

22011 SE 51st Street         Spacelabs Medical, Inc              852              834           95,600        1987
Issaquah, WA                 (OSI Systems, Inc.)(H)

1110 Bayfield Drive          Honeywell International, Inc.(A)    767              819          166,575      1980/2002
Colorado Springs, CO

3601 Converse Drive          Verizon Wireless(H)                 766              812          160,500        2004
Wilmington, NC

2050 Roanoke Road            Chrysler Financial Company          691              767          130,290        2001
Westlake, TX                 LLC (E)

275 Technology Drive         ANSYS, Inc.(E)                      620              677          107,872        1996
Canonsburg, PA

Renner Blvd.                 Voicestream PCS II Corporation      586              676           77,484        2004
Lenexa, KS                   (T-Mobile USA, Inc.) (H)

East Goldstone Drive         T-Mobile USA, Inc. (H)              572              660           77,483        2004
Meridian, ID

110, 120 & 130 E. Shore Dr.  Capital One Services, Inc. (E)      604              626           68,500        2000
Richmond, VA                                                                                    77,045        1998
                                                                                                79,675        2000

4455 American Way            Bell South Mobility, Inc. (E)       505              545           70,100        1997
Baton Rouge, LA

3711 San Gabriel             Voice Stream PCS II LLC             450              492           75,016        2004
Mission, TX                  (T-Mobile USA, Inc.) (E)

3201 Quail Springs Pkwy.     AT& T Wireless Services, Inc.       280              289          103,500        1999
Oklahoma City, OK            Jordan Associates, Inc. (B)          72               72           25,000


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Holdings
                                                      6/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                        Year
                                                             Revenue          Revenue        Square        Constructed/
Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------------------------------------------------------------------------------------------------

200 Lucent Lane           Lucent Technologies, Inc. (E)       426              360          120,000        1999
Raleigh, NC

                          ----------------------------------------------------------------------------
                          Subtotal Office               $  47,589         $ 49,095        6,823,315
                          ----------------------------------------------------------------------------

Industrial
----------

101 Michelin Drive        TNT Logistics North           $   1,551         $  1,614        1,164,000      1991/1993
Laurens, SC               America, Inc.
                          (TPG N.V.) (A)

Philipp Parkway           L'Oreal  USA, Inc. (H)            1,145            1,259          649,250        2004
Streetsboro, OH

7111 Crabb Road           TNT Logistics North               1,039            1,081          752,000      1978/1993
Temperance, MI            America, Inc.
                          (TPG N.V.) (A)

6050 Dana Way             Dana Corporation (E)              1,222            1,071          677,400        1999
Antioch, TN

2400 West Haven Avenue    Michaels Stores Procurement         971              971          693,000        2004
New Lenox, IL             Company, Inc.
                          (Michaels Stores, Inc.)(E)

43955 Plymouth Oaks       Tower Automotive Products           943              943          290,133      1996/1998
Boulevard                 Company
Plymouth, MI              (Tower Automotive, Inc.)(E)

121 Technology Drive      Heidelberg Web Systems,             925              925          500,500      1986/2003
Durham, NH                Inc. (A) (G)

3225 Meridian Parkway     Hagemeyer Foods, Inc. (E)           741              804          201,845        1995
Weston, FL

291 Park Center Drive     Kraft Foods North                   710              758          344,700        2001
Winchester, VA            America, Inc. (A)

1109 Commerce             Linens-n-Things, Inc. (E)           629              626          262,644        1998
Boulevard
Logan Township, NJ

3600 Army Post Rd.        EDS Information Services LLC        562              619          405,000        2002
Des Moines, IA            (Electronic Data Systems
                          Corporation) (E)

3245 Meridian Parkway     Circuit City Stores, Inc. (E)       524              584          230,600        1995
Weston, FL

                          ----------------------------------------------------------------------------
                          Subtotal Industrial           $  10,962         $ 11,255        6,171,072
                          ----------------------------------------------------------------------------


                                          Lexington Corporate Properties Trust
                                            Supplemental Reporting Package
                                             Joint Venture Property Holdings
                                                      6/30/05

---------------------------------------------------------------------------------------------------------------------
                                                            YTD              YTD
                                                         Base Cash        Base GAAP                        Year
                                                          Revenue          Revenue        Square        Constructed/
Property Location         Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------------------------------------------------------------------------------------------------

Retail
------
12080 Carmel Mountain     Kmart Corporation (E)         $      99         $    490          107,210        1993
Road
San Diego, CA

5350 Leavitt Road         Kmart Corporation (E)               220              364          193,193        1993
Lorain, OH

255 Northgate Drive       Kmart Corporation (E)               155              257          107,489        1993
Manteca, CA

21082 Pioneer Plaza       Kmart Corporation (E)               146              242          120,727        1993
Drive
Watertown, NY

US 219                    Kmart Corporation (E)               103              155           90,933        1993
Fairlea, WV

1150 West Carl Sandburg   Kmart Corporation (E)                87              144           94,970        1992
Drive
Galesburg, IL

                          ----------------------------------------------------------------------------
                          Subtotal Retail               $     810         $  1,652          714,522
                          ----------------------------------------------------------------------------

                          ----------------------------------------------------------------------------
                          Grand Total                   $  59,361         $ 62,002       13,708,909
                          ----------------------------------------------------------------------------

(A)  The Company has a 33?% economic interest in this property.
(B)  The Company has a 40% economic interest in this property.
(C)  Cumulative expense stop on these properties is $1,264 per annum.
(D)  Expense stop on this property is $768 per annum.
(E)  The Company has a 30% economic interest in this property.
(F)  Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(H)  The Company has a 25% economic interest in this property.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     6/30/05


                                                                                          Historical 6-Months
                                                                                          Ended June 30, 2005
                                                                                          -------------------
No. of                                Number of          Percent        Square       Base Rent            Percent of
Locations     Location                Properties(3)      Leased(4)      Feet(2)      ($000's)(1)          Base Rent
----------------------------------------------------------------------------------------------------------------------

  1            Texas                         21              95%        4,885,643   $     17,233             16.5%
  2            South Carolina                10             100         3,229,361          9,294              8.9
  3            Ohio                          12              93         4,272,331          8,068              7.7
  4            California                    13             100         2,611,466          7,710              7.4
  5            Florida                       11             100         2,288,148          6,699              6.4
  6            Pennsylvania                  12             100         2,472,403          6,047              5.8
  7            Michigan                      13             100         2,462,723          5,615              5.4
  8            Virginia                      10             100         1,507,643          5,164              5.0
  9            Utah                           1             100           295,000          4,387              4.2
 10            Arizona                        8              83         1,035,009          3,998              3.8
 11            Massachusetts                  4             100           574,301          3,619              3.5
 12            New Jersey                     4             100           792,145          3,230              3.1
 13            Illinois                       6             100         1,457,000          2,908              2.8
 14            Oregon                         5             100           539,562          2,671              2.6
 15            Tennessee                      7              96         2,583,857          2,664              2.6
 16            Georgia                        4             100           488,467          2,425              2.3
 17            Iowa                           4             100         1,073,648          1,666              1.6
 18            North Carolina                 5             100           795,165          1,440              1.4
 19            Indiana                        3             100           424,003          1,408              1.4
 20            Washington                     4             100           305,849          1,204              1.2
 21            Connecticut                    2             100           197,764          1,115              1.1
 22            Colorado                       3             100           363,240            839              0.8
 23            Oklahoma                       3             100           272,723            705              0.7
 24            Kansas                         2             100           397,682            664              0.6
 25            Alabama                        1             100           595,346            527              0.5
 26            Hawaii                         1             100            85,610            486              0.5
 27            Maryland                       3             100           159,019            444              0.4
 28            Louisiana                      2             100           149,186            372              0.3
 29            Mississippi                    1             100           168,104            316              0.3
 30            New Hampshire                  1             100           500,500            308              0.3
 31            Minnesota                      1             100            18,620            272              0.2
 32            Missouri                       1             100           166,641            233              0.2
 33            Wisconsin                      1             100            76,164            231              0.2
 34            Idaho                          1             100            77,483            165              0.2
 35            New York                       1             100           120,727             73              0.1
 36            West Virginia                  1             100            90,933             46              --
 37            Kentucky                       6              96         1,698,768             39              --

               -------------------------------------------------------------------------------------------------------
               Total                        188            97.7%       39,232,234   $    104,285            100.0%
               -------------------------------------------------------------------------------------------------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of June 30, 2005.
(3)  Includes properties owned during the six months ended June 30, 2005.
(4)  As of June 30, 2005.


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                               Lease Rollover Schedule by Property Type - Cash Basis
                                                      6/30/05


                              Office                      Industrial                      Retail
-------------------------------------------------------------------------------------------------------------
                   Cash Rental      Net Rent      Cash Rental      Net Rent      Cash Rental     Net Rent
Year               Revenue(1)         PSF         Revenue(1)         PSF         Revenue(1)         PSF
-------------------------------------------------------------------------------------------------------------

2005                 $  2,895         $ 28.94      $     840         $  2.40    $         -      $     -
2006                    2,461            8.90          6,199            5.21              -            -
2007                    4,820           15.15          9,714            5.26            820        25.82
2008                    9,256           13.57              -               -          1,788         8.30
2009                   18,690           16.49          2,207            3.49          1,943         9.46
2010                   18,912           14.26          2,436            3.61              -            -
2011                   11,604           20.79            536            4.67          1,659         6.71
2012                   15,875           14.02          9,924            4.28              -            -
2013                   21,640           15.25            483            6.11              -            -
2014                   19,388           15.70          3,522            3.65          1,137         3.74
2015                   19,715           13.47          4,232            9.12            469         6.15
2016                    5,195           17.83          3,663            6.55              -            -
2017                      694           17.99          2,754            4.32            645         8.39
2018                    3,121           13.33          2,519            3.77          1,175         2.37
2019                    3,005           16.72          5,519            3.50              -            -
2020                    2,500           17.44          5,019            8.10              -            -
2021                    6,798           25.18          5,021            5.30              -            -
2022                        -               -              -               -              -            -
2023                        -               -              -               -              -            -
2024                    1,069           19.02            568            2.73              -            -
2025                        -               -          6,968            4.31              -            -
2026                        -               -            427            2.56              -            -

Weighted Average                      $ 15.64                        $  4.45                     $  5.28
                                      =======                        =======                     =======


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     6/30/05
                                    ($000's)



                                                                                 Percentage of
                                                       Total                        Total
                            Number of                Annualized                   Annualized
Year                     Leases Expiring           Base Rent (1)                   Base Rent
-----------------------------------------------------------------------------------------------------------
2005                            2                 $          2,651                    1.1 %
2006                            9                           10,240                    4.2
2007                            6                           14,248                    5.8
2008                            9                           10,433                    4.3
2009                           18                           23,005                    9.4
2010                           17                           20,363                    8.3
2011                           14                           16,723                    6.8
2012                           22                           23,939                    9.8
2013                           14                           22,089                    9.0
2014                           20                           23,887                    9.8
2015                           16                           25,353                   10.4
2016                            7                            6,700                    2.7
2017                            6                            3,966                    1.6
2018                           11                            6,868                    2.8
2019                            7                            8,020                    3.3
2020                            3                            7,264                    3.0
2021                            5                            9,265                    3.8
2022                            0                                0                     --
2023                            0                                0                     --
2024                            2                            1,636                    0.7
2025                            5                            6,967                    2.9
2026                            1                              617                    0.3
                 ------------------------------------------------------------------------------------------
Total                         194                 $        244,234                  100.0%
                 ==========================================================================================


(1) Includes proportionate share of joint venture investments.


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                            Mortgages and Notes Payable
                                                      6/30/05
                                                     ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt           Interest                       Annual             Balloon
Property - Fixed Rate                  Balance           Rate          Maturity    Debt Service(g)       Payment
-----------------------------------------------------------------------------------------------------------------------
Warren, OH(c)                        $   13,906          7.000%         Oct-07        $  6,160         $     --
Bristol, PA                               9,579          7.400          Feb-08             831            9,262
Boca Raton, FL(e)                        15,275          5.250          Mar-08             802           15,275
Decatur, GA                               6,492          6.720          Jun-08             579            6,049
Phoenix, AZ                              13,736          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   11,065          7.010          Jun-08             970           10,418
Dubuque, IA                               7,120          4.890          Aug-08             513            6,588
Canton, OH                                3,212          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,667          7.150          Aug-08             260            2,438
Florence, SC                              9,152          7.500          Feb-09             869            8,443
Ocala, FL                                12,415          7.250          Feb-09           1,332           10,700
Canton, OH                                1,219          9.490          Feb-09             388               --
Baton Rouge, LA                           1,790          7.375          Mar-09             208            1,478
Bristol, PA                               5,844          7.250          Apr-09             571            5,228
Livonia, MI                              10,837          7.800          Apr-09             992           10,236
Henderson, NC                             4,270          7.390          May-09             417            3,854
Westland, MI                              2,333         10.500          Sep-09             683               --
Salt Lake City, UT                       10,451          7.610          Oct-09           2,901               --
High Point, NC                            8,687          5.750          Oct-09             695            7,741
Richmond, VA                             16,218          8.100          Feb-10           1,511           15,257
Hampton, VA                               4,405          8.260          Apr-10             415            4,144
Hampton, VA                               7,183          8.270          Apr-10             677            6,758
Tampa, FL                                 8,205          6.930          Aug-10             674            7,603
Tampa, FL                                 5,934          6.880          Aug-10             485            5,495
Herndon, VA                              18,550          8.180          Dec-10           1,723           17,301
San Diego, CA                             4,106          7.500          Jan-11             411            3,420
Tucson, AZ                                2,377          7.500          Jan-11             226            2,076
Columbia, SC                              3,325          7.540          Jan-11             317            2,905
Valley Forge, PA                         12,710          7.120          Feb-11           1,166           10,927
Glendale, AZ                             14,539          7.400          Apr-11           1,258           13,365
Wallingford, CT                           3,453          4.926          May-11             176            3,187
Farmington Hills, MI                     20,550          5.126          May-11           1,089           19,020
Dallas, TX                               30,582          5.126          May-11           1,589           30,582
Auburn Hills, MI                          6,990          7.010          Jun-11             637            5,918
Plymouth, MI                              4,657          7.960          Jul-11             463            3,949
Newport, OR                               6,833          5.030          Aug-11             470            5,980
Greenville, SC                           13,565          4.415          Jan-12             841           11,806
New Kingston, PA                          7,101          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,242          7.780          Jan-12             500            4,503
New Kingston, PA                          3,383          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,667          7.260          Feb-12             901            9,708
Memphis, TN                              17,827          5.247          May-12             966           16,222
Lakewood, CO                              8,694          5.097          May-12             458            7,890
Groveport, OH                             7,696          6.030          Oct-12             563            6,860
San Antonio, TX                          29,802          6.080          Oct-12           2,260           26,025
Fort Mill, SC                            11,307          6.000          Jan-13             839            9,904
Foxboro, MA(c)                           19,099          6.000          Jan-13           2,762               --
Waterloo, IA                              6,406          5.610          Feb-13             672            3,505
Indianapolis, IN                          9,638          5.168          May-13             515            8,580
Tempe, AZ                                13,648          5.148          May-13             726           12,144
Chelmsford, MA                            7,008          5.118          May-13             371            6,231
Southington, CT                          13,780          5.018          May-13             716           12,228
Houston, TX                              17,660          5.218          May-13             952           15,737
Phoenix, AZ (i)                          14,170          5.268          May-13             757           13,594
Atlanta, GA                              45,238          5.268          May-13           2,461           40,356


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                            Mortgages and Notes Payable
                                                      6/30/05
                                                     ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt           Interest                       Annual             Balloon
Property - Fixed Rate                  Balance           Rate          Maturity    Debt Service(g)       Payment
-----------------------------------------------------------------------------------------------------------------------
Fort Meyers, FL                           8,912          5.268          May-13             476              8,550
Lancaster, CA (first)                    10,382          7.020          Sep-13             900              8,637
Lancaster, CA (second)                    8,734          5.920          Sep-13             642              7,518
Knoxville, TN                             5,198          5.950          Sep-13             381              4,496
Foxboro, MA(c)                           23,438          6.000          Jan-14           2,639                 --
Moody, AL                                 7,540          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,546          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,954          5.616          Apr-14             697              8,484
Clive, IA                                 5,920          5.139          May-14             315              5,151
Fort Mill, SC(f)                         20,300          5.373          May-14           1,106             18,311
Eau Claire, WI                            2,005          8.000          Jul-14             313                 --
Philadelphia, PA(h)                      49,000          5.060          Jul-14           2,514             43,547
Jackson, TN                              10,280          5.930          Jul-14             743              8,820
Carrollton, TX                           14,440          5.530          Jan-15             993             12,022
Southfield, MI                           11,044          4.550          Feb-15           1,058              4,454
Franklin, NC                              1,789          8.500          Mar-15             271                 --
Kalamazoo, MI                            17,625          5.411          May-15             984             15,087
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,608          5.310          May-15             582              9,055
Knoxville, TN                             7,800          5.310          May-15             428              6,658
Jacksonville, FL                          5,804          5.110          May-15             307              4,919
Harrisburg, PA                            9,180          5.110          May-15             485              7,780
Houston, TX                              16,977          5.160          May-15             905             14,408
Houston, TX                              13,254          5.210          May-15             714             11,265
Tulsa, OK                                 7,688          5.060          May-15             402              6,517
San Antonio, TX                          13,071          5.340          May-15             720             11,149
Los Angeles, CA                          11,500          5.110          May-15             608              9,760
Fishers, IN                              13,182          5.160          May-15             703             11,188
Houston, TX(c)                           27,292          6.250          Sep-15           2,863              6,985
Houston, TX(c)                            7,652          6.250          Sep-15             706              2,222
Sugar Land, TX(c)                        17,652          6.250          Sep-15           1,791              6,286
Houston, TX(c)                           66,233          6.250          Sep-15           5,627             18,318
       Southborough, MA                   1,950          7.500          Sep-15             275                 --
Danville, IL                              6,469          9.000          Jan-16             692              4,578
Temple, TX                                9,052          6.090          Jan-16             668              7,446
Bremerton, WA                             6,690          6.090          Apr-16             494              5,465
Dillon, SC                               11,625          7.900          Dec-16           1,263              5,273
Westmont, IL                             15,721          6.210          Mar-18           1,292              9,662
Wall Township, NJ(c)                     29,826          6.250          Jan-21           2,013                 --
                                     ----------          -----                          ------           ---------
                                  $   1,123,256          6.064%                       $ 92,178         $  816,825
                                     ----------          ------                         ------           --------

Property-Variable Rate
Milpitas, CA (a) (b)              $      12,748          6.630%        July-06        $  1,748         $   11,813
                                     ----------          ------                         ------           --------

Corporate
Credit Facility (d)               $      99,000          5.787%        June-08        $  5,809         $   99,000
                                     ----------          ------                         -------          --------

Total                             $   1,235,004          6.048%                       $ 99,735         $  927,638
                                     ==========          ======                        ======            ========

(a)  Floating rate debt, 30 day LIBOR plus 400 bps;
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c)  Debt balances based upon imputed interest rates.
(d)  Floating rate debt, 30/60/90 day LIBOR plus 120 to 170 bps.
(e)  Interest only through maturity.
(f) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(g)  Remaining payments for debt with less than 12 months to maturity.
(h)  The Company has an 80.5% interest in the property securing the mortgage.
(i)  Included in discontinued operations.


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                                 Mortgages Payable
                                                      6/30/05
                                                      (000's)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Current
                                                     LXP                                        Estimated
                                    Debt        Proportionate     Interest                        Annual             Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service         Payment
----------------------------------------------------------------------------------------------------------------------------------

Columbia, SC(1)                     $  23,986   $     9,594          7.850          Oct-09     $   2,196             $   22,586
Houston, TX(2)                         20,584         6,861          7.580          Oct-09         2,032                 18,229
Santa Clarita, CA(3)                   28,200         8,460          4.750          Oct-09         1,340                 28,200
Fishers, IN(2)                         14,652         4,884          8.190          Apr-10         1,499                 12,960
Watertown, NY(3,5)                      2,688           806          6.000          Jul-10           580                     --
San Diego, CA(3,5)                      1,821           546          6.000          Jul-10           393                     --
Lorain, OH(3,5)                         4,046         1,214          6.000          Jul-10           873                     --
Galesburg, IL(3,5)                      1,604           481          6.000          Jul-10           346                     --
Fairlea, WV(3,5)                        1,888           566          6.000          Jul-10           407                     --
Manteca, CA(3,5)                        2,858           857          6.000          Jul-10           616                     --
Herndon, VA(2)                         11,252         3,751          7.600          Sep-10         1,107                  9,769
Lake Mary, FL(2)                       13,025         4,342          7.880          Oct-10         1,181                 12,118
Lake Mary, FL(2)                       12,987         4,329          7.880          Oct-10         1,178                 12,082
Irving, TX(2)                          26,182         8,727          8.160          Oct-10         2,432                 24,454
Parsippany, NJ(2)                      40,312        13,437          7.350          Mar-11         3,472                 37,047
Novato, CA(3)                          22,407         6,722          5.750          Jul-11         1,600                 20,307
Winchester, VA(2)                      10,604         3,535          7.330          Aug-11           908                  9,675
Antioch, TN(3)                         14,505         4,352          7.940          Oct-11         1,580                 11,177
Milford, OH(2)                         16,573         5,524          8.170          Feb-12         1,764                 12,686
Fort Worth, TX(3)                      19,645         6,548          5.097          May-12         1,036                 17,823
Des Moines, IA(3)                      22,761         7,587          5.147          May-12         1,188                 22,153
Raleigh, NC(3)                         12,900         4,300          4.947          May-12           647                 12,543
Temperance, MI(2)                      11,505         3,835          6.000          Sep-12           936                  9,400
Laurens, SC(2)                         17,163         5,721          6.000          Sep-12         1,396                 14,022
Farmington Hills, MI(2)                20,829         6,943          5.420          Sep-12         1,500                 17,724
Baton Rouge, LA(3)                      6,847         2,054          4.900          Oct-12           443                  5,943
Plymouth, MI(3)                        12,413         3,724          6.220          Dec-12         1,026                 10,026
Colorado Springs, CO(2)                11,660         3,887          6.250          Dec-12           887                 10,272
Centennial, CO(3)                      15,632         4,690          6.150          Feb-13         1,177                 13,555
Dallas, TX(3)                          40,921        12,276          5.218          May-13         2,206                 36,453
Los Angeles, CA(4)                     80,182        20,046          5.330          May-13         4,333                 73,071
Malvern, PA(3)                         13,142         3,943          5.530          Jan-14           916                 11,236
Arlington, TX(4)                       21,645         5,411          5.810          Feb-14         1,551                 18,588
New Lenox, IL(3)                       17,400         5,220          5.510          Feb-14           972                 17,400
Logan Township, NJ(3)                   7,690         2,307          4.760          Apr-14           371                  6,784
Rancho Cordova, CA3, (5)               18,718         5,615          6.000         Sept-14         1,457                 14,646
Weston, FL(3)                          10,778         3,233          5.420          Nov-14           733                  9,066
Canonsburg, PA(3)                       9,095         2,729          5.377          Dec-14           489                  9,095
Issaquah, WA(4)                        32,800         8,200          5.001          Dec-14         1,663                 30,388
Chicago, IL(3)                         29,900         8,970          5.105          Jan-15         1,548                 29,900
Herndon, VA(3)                         12,319         3,696          5.920          Apr-15           888                 10,359
Oklahoma City, OK(1)                   14,749         4,425          5.240          May-15           784                 13,673
Richmond, VA(3)                        19,800         5,940          5.110          May-15         1,026                 18,321
Mission, TX(3)                          6,472         1,942          5.780          Jun-15           462                  5,371
Houston, TX(3)                         23,910         7,173          5.410          Oct-15         1,311                 21,846
Wilmington, NC(4)                      13,000         3,250          5.190          Mar-17           684                 11,580
Weston, FL(3)                           7,444         2,233          5.520          Nov-17           512                  5,758
Watertown, NY(3,5)                        989           297          6.000          Jul-18            72                     --
San Diego, CA(3,5)                        671           201          6.000          Jul-18            49                     --
Lorain, OH(3,5)                         1,489           447          6.000          Jul-18           108                     --
Galesburg, IL(3,5)                        590           177          6.000          Jul-18            43                     --


                                       Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                                 Mortgages Payable
                                                      6/30/05
                                                      (000's)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Current
                                                     LXP                                        Estimated
                                    Debt        Proportionate     Interest                        Annual             Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service         Payment
----------------------------------------------------------------------------------------------------------------------------------

Fairlea, WV(3,5)                          695           209          6.000          Jul-18            51                     --
Manteca, CA(3,5)                        1,052           316          6.000          Jul-18            77                     --
Overland Park, KS(4)                   37,620         9,405          5.830          May-19         2,224                 31,819
Kansas City, MO(4)                     17,950         4,488          5.830          May-19         1,061                 15,182
West Chester, PA(3)                    10,890         3,267          6.750          Jul-19         1,204                     --
Meridian, ID(4)                        10,350         2,588          6.010          Aug-19           753                  7,658
Streetsboro, OH(4)                     20,200         5,050          5.285         Sept-19         1,082                 16,338
Lenexa, KS(4)                          10,404         2,601          6.270          Dec-19           774                  7,755
Durham, NH(2)                          19,182         6,394          6.730          Mar-21         1,309                     --
                                      -------      --------     ----------                     ---------         --------------
                                    $ 933,576   $   280,324          6.019%                    $  66,453             $  787,038
                                      =======      ========     ===========                    =========         ===============

1 The Company has a 40% economic interest in this property.
2 The Company has a 33 1/3% economic interest in this property. 3 The Company has a 30% economic interest in this property.
4 The Company has a 25% economic interest in this property.
5. Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     6/30/05
                                    ($000's)



                                          Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization              Payments(1) (3)          Average Interest Rate
                               ------------              --------                 ---------------------

2005 - remaining                $    12,038                $         0                         --
2006                                 27,405                     11,813                         6.63%
2007                                 34,873                          0                         --
2008                                 29,582                     65,557                         6.60
2009                                 30,573                     47,680                         7.18
                                  ---------                  ---------                  -----------
                                $   134,471                $   125,050                         6.82%
                                  =========                  =========                  ===========



                            Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(2)            Average Interest Rate
                               ------------                --------               ---------------------
2005 - remaining                $     1,889               $         0                          --
2006                                  3,366                         0                          --
2007                                  3,889                         0                          --
2008                                  4,284                         0                          --
2009                                  4,783                    23,570                          6.67%
                                  ---------                 ---------                   -----------
                                $    18,211               $    23,570                          6.67%
                                  ---------                 =========                   ===========


(1) Properties encompassing totals are detailed on pages 22 and 23.
(2) Properties encompassing totals are detailed on pages 24 and 25.
(3) Excludes $99,000 outstanding on the credit facility due in 2008.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     6/30/05



      ---------------------------------------------------------------------
                                           Percentage of Historical
      Tenant Industry                           6 Month Base Rent (1)
      ---------------------------------------------------------------------

      Energy                                              14.7%
      Finance/Insurance                                   12.3
      Technology                                          11.0
      Telecommunications                                   6.5
      Transportation/Logistics                             6.1
      Retail-Department/ Discount Store                    6.0
      Automotive                                           5.9
      Media/Advertising                                    4.8
      Healthcare                                           4.7
      Food                                                 4.4
      Retail-Specialty                                     4.3
      Construction Materials                               4.2
      Consumer Products                                    3.5
      Printing/Production                                  2.9
      Aerospace/Defense                                    2.6
      Retail-Electronics                                   1.9
      Health/Fitness                                       1.2
      Apparel                                              1.1
      Security                                             1.0
      Paper/Containers/Packaging                           0.9
                                                       -------
                                                         100.0%
                                                       =======



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     6/30/05

                                                             Percent of
                                                           Base Rent for 6
                                                            Months Ended
                                                               6/30/05
      ---------------------------------------------------------------------
        1  Houston-TX                                           8.9%
        2  Dallas-Fort Worth-TX                                 4.8%
        3  Detroit-MI                                           4.6%
        4  Los Angeles-Orange County-CA                         4.3%
        5  Youngstown-Warren-OH                                 4.3%
        6  Salt Lake City-UT                                    4.2%
        7  Boston-MA                                            3.8%
        8  Phoenix-AZ                                           3.6%
        9  Philadelphia-PA                                      3.5%
       10  Charlotte-NC                                         3.1%
       11  Harrisburg-PA                                        2.6%
       12  New York-NY                                          2.6%
       13  Atlanta-GA                                           2.3%
       14  Chicago-IL                                           2.3%
       15  Washington-Baltimore-DC-MD                           2.2%
       16  West Palm Beach-Boca Raton-FL                        2.1%
       17  San Antonio-TX                                       2.0%
       18  Richmond-VA                                          1.9%
       19  San Francisco-CA                                     1.9%
       20  Columbia-SC                                          1.6%
       21  Columbus-OH                                          1.4%
       22  Indianapolis-IN                                      1.4%
       23  Greenville-Spartanburg-SC                            1.2%
       24  Tampa-FL                                             1.2%
       25  Seattle, WA                                          1.2%
       26  Ocala-FL                                             1.1%
       27  Norfolk-VA                                           1.0%
       28  Dillon, SC                                           0.9%
       29  Orlando-FL                                           0.9%
       30  Kansas City-MO-KS                                    0.9%
       31  Memphis-TN                                           0.9%
       32  Knoxville-TN                                         0.9%
       33  Florence-SC                                          0.8%
       34  Hartford-CT                                          0.8%
       35  Chester, SC                                          0.8%
       36  Kalamazoo-Battle Creek-MI                            0.8%
       37  Killeen-Temple-TX                                    0.7%
       38  Redmond, OR                                          0.7%
       39  Cleveland-OH                                         0.7%
       40  Portland-OR                                          0.7%
       41  Jackson-TN                                           0.7%
       42  Dubuque-IA                                           0.6%
       43  Des Moines-IA                                        0.6%
       44  Canton-Massillon-OH                                  0.6%
       45  Denver-CO                                            0.5%
       46  Jacksonville-FL                                      0.5%
       47  Greensboro-NC                                        0.5%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    6/30/05


                                                             Percent of
                                                           Base Rent for 6
                                                            Months Ended
                                                               6/30/05
      ---------------------------------------------------------------------
       48  Laurens, SC                                              0.5%
       49  Birmingham-AL                                            0.5%
       50  San Diego-CA                                             0.5%
       51  Cincinnati-OH                                            0.5%
       52  Klamath Falls, OR                                        0.5%
       53  Waterloo-IA                                              0.5%
       54  Honolulu-HI                                              0.5%
       55  Danville, IL                                             0.4%
       56  Tulsa-OK                                                 0.4%
       57  Sacramento-CA                                            0.4%
       58  Miami-Fort Lauderdale-FL                                 0.4%
       59  Newport, OR                                              0.4%
       60  Henderson, NC                                            0.4%
       61  Baton Rouge-LA                                           0.4%
       62  Nashville-TN                                             0.3%
       63  New Haven-CT                                             0.3%
       64  Mansfield-OH                                             0.3%
       65  Colorado Springs-CO                                      0.3%
       66  Minneapolis-St. Paul-MN                                  0.3%
       67  Winchester, VA                                           0.2%
       68  Stockton-CA                                              0.2%
       69  Oklahoma City, OK                                        0.2%
       70  Eau Claire-WI                                            0.2%
       71  Fort Meyers, FL                                          0.2%
       72  Tucson-AZ                                                0.2%
       73  Clackamas, OR                                            0.2%
       74  Pittsburgh-PA                                            0.2%
       75  Wilmington-NC                                            0.2%
       76  Franklin, NC                                             0.2%
       77  Gordonsville, TN                                         0.2%
       78  Boise City-ID                                            0.1%
       79  McAllen-TX                                               0.1%
       80  Raleigh-Durham, NC                                       0.1%
       81  Watertown, NY                                            0.1%
       82  Lewisburg, WV                                            0.0%
       83  Galesburg, IL                                            0.0%
       84  Lynchburg-VA                                             0.0%
      ---------------------------------------------------------------------
           Totals                                                 100.00%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     6/30/05



                                         Historical 6-Month Base Rent
Revenue by Property Type                          ($000's)(A)                  Percentage
-----------------------------------------------------------------------------------------------------
Office                                         $     67,671                        64.9%
Industrial                                           31,035                        29.8
Retail                                                5,579                         5.3
                                                 ----------                     -------
                                               $    104,285                       100.0%
                                                 ==========                     =======

Revenue by Credit Rating(C)
---------------------------
Investment Grade                               $     49,036                        47.0%
Non-Investment Grade                                 21,362                        20.5
Unrated                                              33,887                        32.5
                                               ------------                     -------
                                               $    104,285                       100.0%
                                               ============                     =======


                                                                                                          Percentage of
                                                                                                         Base Rent for 6
                                                        Number of                                           Months
Top 15 Tenants/Guarantors                             Properties(B)   Property Type                     Ended 6/30/05(A)
--------------------------------------------------------------------------------------------------------------------------

Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 6.3%
Kmart Corporation                                           7         Industrial(1)/Retail (6)                  4.8
Northwest Pipeline Corp.                                    1         Office                                    4.2
Wells Fargo Home Mortgage, Inc.                             2         Office                                    3.1
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    2.8
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.3
Nextel Finance Company                                      4         Office                                    2.3
Michaels Stores, Inc.                                       2         Industrial                                1.9
Owens Corning                                               4         Industrial                                1.8
Dana Corporation                                           10         Office (1)/Industrial (9)                 1.7
Harcourt Brace                                              1         Industrial                                1.6
James Hardie Building Products, Inc.                        1         Industrial                                1.6
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                                   2         Office(1)/Industrial (1)                  1.5
Honeywell, Inc.                                             3         Office                                    1.4
TNT Logistics North America, Inc. (TPG N.V)                 3         Industrial                                1.4
                                                            -                                                   ---
                                                           50                                                  38.7%
                                                           ==                                                  =====



     (A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
     (B)  As of June 30, 2005.
     (C)  As of June 30, 2005